Exhibit 99.2

Certification of CFO

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Gateway, Inc., a Delaware corporation (“Gateway”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2001 (the “Form 10-K/A”) of Gateway fully complies with the financial requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Gateway.

Dated: April 14, 2003	By:	/s/ RODERICK M. SHERWOOD III
Roderick M. Sherwood III Executive Vice President & Chief Financial Officer